EXHIBIT 99.7
AMENDMENT NO. 1
TO CON-WAY INC.
2006 EQUITY AND INCENTIVE PLAN
DECEMBER 2008 RESTATEMENT

The Con-way Inc. 2006 Equity and Incentive Plan, December 2008 Restatement (the “Plan”) is hereby amended as follows:

1.	Amendment to Definition of Award Agreement. The definition of the term “Award Agreement” in Section 2 of the Plan is amended in its entirety so as to read as follows:

“Award Agreement” means any written or electronic agreement, contract, or other instrument or document evidencing an Award.

2.	Amendment to Definition of Change in Control. The definition of the term “Change in Control” in Section 2 of the Plan is amended in its entirety so as to read as follows:

“Change in Control” means the occurrence of any one of the following events:

(a)
25% of the Company’s Voting Securities Acquired by an Outsider. Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company’s then outstanding voting securities;  provided however, that “person” shall not include:

(i)	the Company or its Affiliates;

(ii)	any trustee or other fiduciary holding securities under an employee benefit plan of the Company or its Affiliates;

(iii)	any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock); and

(iv)
any person that, pursuant to Rule 13d-1 promulgated under the Exchange Act, is permitted to, and actually does, report its beneficial ownership of voting securities of the Company on Schedule 13G (or any successor schedule) (a "13G Filer"), provided that, if any 13G Filer subsequently becomes required to or does report its beneficial ownership of voting securities of the Company on Schedule 13D (or any successor schedule), then the 13G Filer shall be deemed a “person” for purposes of clause (a) and shall be deemed to have acquired, on the first date on which such person becomes required to or does so report on Schedule 13D (or any successor schedule), beneficial ownership of all voting securities of the Company beneficially owned by it on such date.

(b)
Members of the Board as of June 1, 2009 cease to constitute a majority of Directors. The following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on June 1, 2009, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on June 1, 2009 or whose appointment, election or nomination for election was previously so approved or recommended;

(c)	Merger or Consolidation. There is consummated a merger or consolidation of the Company, a Subsidiary or an Affiliate with any other corporation or other entity, which merger or consolidation --

(i)
results in the voting securities of the Company outstanding immediately prior thereto failing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) more than 50% of the combined voting power of the voting securities of the Company or the surviving or parent entity outstanding immediately after such merger or consolidation, or

(ii)
is effected to implement a recapitalization of the Company (or similar transaction) in which a “person” (as defined in clause (a) above), directly or indirectly, acquires 25% or more of the combined voting power of the Company’s then outstanding securities (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its Affiliates);

(d) Complete Liquidation or Disposition of All or Substantially of the Company’s Assets. The stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than any such sale or disposition by the Company (including by way of spin-off or other distribution) to an entity, at least 50% of the combined voting power of the voting securities of which are owned immediately following such sale or disposition by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition; or

(e)
Disposition of a Business Unit. There is consummated the Disposition of a Business Unit; provided, however, that this clause (e) shall apply only to employees who (i) immediately prior to the Disposition of a Business Unit were employed by (and on the payroll of) the Business Unit that was the subject of the Disposition of a Business Unit (for purposes of this clause (e) the “Subject Business Unit”) and (ii) immediately following the Disposition of a Business Unit are employed by (and on the payroll of) either

(i)
in the case of a sale of ownership interests within the meaning of clause (a) of the definition of Disposition of a Business Unit (or similar transaction or course of action under clause (c) of the definition of Disposition of a Business Unit), the Subject Business Unit, its successor, or an employer affiliated with the Subject Business Unit or its successor, or

(ii)
in the case of a sale of assets within the meaning of clause (b) of the definition of Disposition of a Business Unit (or similar transaction or course of action under clause (c) of the definition of Disposition of a Business Unit), the purchaser of the assets, its successor, or an employer affiliated with the purchaser of the assets or its successor.

Because severance agreements and severance plans are not intended to serve the same purpose as the Plan, whether benefits are payable under a severance agreement or a severance plan does not determine whether a “Change in Control” has taken place under the Plan.

3.	Amendment to Section 14, Change in Control Provisions. Section 14 of the Plan is amended in its entirety so as to read as follows:

           “14.           Change in Control Provisions.

Unless otherwise determined by the Committee at the time of grant and evidenced in an Award Agreement or in a plan pursuant to which Awards are granted, in the event of a Grantee’s termination of employment (excluding termination for cause but including termination by Grantee for good reason under any Change in Control severance arrangement applicable to the Grantee) upon or within two (2) years following a Change in Control:

(a)	any Award made to that Grantee carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested; and

(b)
the restrictions, payment conditions, and forfeiture conditions applicable to any other Award granted under the Plan to that Grantee shall lapse and such Awards shall be deemed fully vested, and any Performance Goals imposed with respect to Awards shall be deemed to be fully achieved.

However, payment of an Award shall not be accelerated unless the Change in Control also constitutes a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation,” within the meaning of Section 409A(2)(A)(v) of the Code.”

4.	Defined Terms. Capitalized terms not otherwise defined in this Amendment No. 1 shall have the meaning(s) set forth in the Plan.

5.	Effective Date; No Other Amendments. The effective date of this Amendment is December 18, 2009. Except as expressly amended hereby, the Plan remains in full force and effect.

CON-WAY INC.

By: /s/ Jennifer W. Pileggi
Jennifer W. Pileggi
Executive Vice President, General Counsel and Secretary

Date: December 18, 2009